Summary
Prospectus

December 29, 2022
Goldman Sachs Access U.S. Aggregate Bond ETF
Ticker: GCOR  Stock Exchange: NYSE Arca

Before you invest, you may want to review the Goldman Sachs Access U.S. Aggregate Bond ETF (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at www.gsamfunds.com/ETFfunds. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated December 29, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Goldman Sachs Access U.S. Aggregate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the  FTSE Goldman Sachs US Broad Bond Market Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.14%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.17%
Fee Waiver[2]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver	0.14%
1
The “Total Annual Fund Operating Expenses” do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2
The Investment Adviser has agreed to waive a portion of its management fee in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests. This arrangement will remain in effect through at least December 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$14	$52	$93	$214

Portfolio Turnover
The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2022 was 522% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. To-Be-Announced (“TBA”) transactions representing securities included in the Fund’s underlying index are counted towards the Fund’s 80% investment policy.
The Index is a rules-based index that is designed to measure the performance of investment grade, U.S. dollar (“USD”)-denominated bonds issued in the United States that meet certain liquidity and fundamental screening criteria.
The Index consists of the following fixed income asset class sectors: U.S. Treasury Securities (as defined below), corporate bonds, mortgage-backed securities, government-sponsored securities, non-U.S.

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sovereign and provincial securities and asset-backed securities. As of November 30, 2022, there were 8,440 constituents in the Index and the Index had a weighted average maturity of 8.63 years. In addition, as of November 30, 2022, the percentage breakdown of bonds included in the Index was as follows: U.S. Treasury Securities 41.57%, corporate bonds 25.36%, mortgage-backed securities 27.09%, asset-backed securities 0.17%, government-sponsored securities 1.98%, non-U.S. sovereign and provincial securities 3.82%.
The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Index (the “Reference Index”), using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”).
Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.
The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.
Step 1
In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to constituents of the Reference Index as described below. All constituents of the Reference Index must have a minimum of one year to maturity and are rated at least BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”).
U.S. Treasury Securities:
“U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. U.S. Treasury Securities that are included in the Reference Index must have a minimum of $5 billion outstanding (before taking into account the Federal Reserve System Open Market Account (“SOMA”) holdings). Only fixed-rate U.S. Treasury Securities within the Reference Index are included in the Universe.
Corporate Bonds:
Corporate bonds that are included in the Reference Index must have a minimum of $250 million outstanding. Only corporate bonds within the Reference Index from issuers with at least two eligible bonds outstanding are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.
Mortgage-Backed Securities:
Mortgage-backed securities that are included in the Reference Index must have a minimum issuer size of $250 million. Only mortgage-backed securities within the Reference Index that have a minimum of $1 billion outstanding per origination year generic when the coupon has a minimum amount outstanding of $5 billion are included in the Universe.
Government-Sponsored Securities, Non-U.S. Sovereign and Provincial Securities and Asset-Backed Securities:
Government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities that are included in the Reference Index must have a minimum of $1 billion, $500 million and $250 million outstanding, respectively. All government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities within the Reference Index are included in the Universe, except for callable zero coupon bonds, bonds callable less than one year from the issue date, and bonds issued by supranational entities.
Step 2
In the second step, the Index Provider applies specified fundamental screens to each type of constituents in the Universe as described below.
U.S. Treasury Securities:
U.S. Treasury Securities within the Universe are screened to exclude securities that are “on-the-run” bonds, or the newest issues for each security term. The remaining U.S. Treasury Securities are divided into “maturity sectors” according to their weighted average maturities. The weight of each U.S. Treasury Security within its maturity sector is determined through an optimization process with the goal of maximizing projected one-month return net of transaction costs subject to a cap on volatility.
Corporate Bonds:
Corporate bond issuers within the Universe are grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage, subject to certain exceptions. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group and screening out lowest ranking eligible securities. An issuer weight cap is applied to each Index constituent.
Mortgage-Backed Securities:
Mortgage-backed securities within the Universe are grouped by issuer agency and are ranked within each issuer agency group based on “seasoning” (i.e., the length of time the security has been publicly traded). “Unseasoned” mortgage-backed securities (i.e., securities with less than six months of loan age) within each issuer agency group are removed from the Index. In addition, the most “negatively convex” mortgage-backed securities within each issuer agency group are removed from the Index (“negative convexity” refers to the tendency for a security’s price to fall when interest rates fall). The weights of the remaining mortgage-backed securities in the Index are determined according to their market capitalizations within the Reference Index, and the weight of each issuer agency group is adjusted to match the weighted average effective duration of such group within the Reference Index.

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Government-Sponsored Securities, Non-U.S. Sovereign and Provincial Securities and Asset-Backed Securities:
Government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities within the Universe are included in the Index in accordance with their market capitalizations.
The Index is normally rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the corporate bond constituents of the Index on the basis of the fundamental factors (as described above).
The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.
The Fund may invest in mortgage-backed securities included in the Index through TBA transactions. TBA transactions are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including, for TBA mortgage-backed securities, issuer, rate and mortgage terms.
The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index (or the Reference Index), including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Index Provider nor the Investment Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Credit/Default Risk. An issuer or guarantor of fixed income securities  or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities  or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”).
Financial Services Industry Group Risk.  An adverse development in the financial services industry group, including U.S. and foreign banks, broker-dealers, insurance companies, finance companies (e.g., automobile finance) and related asset-backed securities, may affect the value of the Fund’s investments more than if the Fund were not invested to such a degree in this industry group. Companies in the financial services industry group may be particularly susceptible to certain economic factors such as interest rate changes, fiscal, regulatory and monetary policy and general economic cycles.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.  Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider may utilize third party data in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data. The Index Provider makes no guarantee with respect to the accuracy, availability or timeliness of the production of the Index, or the suitability of the Index for the purpose to which it is being put by GSAM.
Industrials Industry Group Risk.  Industrial companies can be impacted by supply and demand for their specific product or service and for industrial company products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities may affect the performance of these companies.
Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its

4 Summary Prospectus — Goldman Sachs Access U.S. Aggregate Bond ETF
investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value.  Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Market Trading Risk. The NAV of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover involves correspondingly greater expenses borne by the Fund and its shareholders, and may also result in short-term capital gains taxable to shareholders, but this risk is expected to be mitigated by in-kind redemptions.
Sampling Risk.  The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to a security in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Sovereign Default Risk.  An issuer of sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt, or foreign currency exchange rates.
Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions in which they are represented in the Index. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended (the

5 Summary Prospectus — Goldman Sachs Access U.S. Aggregate Bond ETF
“Code”), applicable to regulated investment companies,  or as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
U.S. Treasury Securities Risk.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury Securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, changes in the credit rating or financial condition of the U.S. government may cause the value of U.S. Treasury Securities to decline.
Utilities Industry Group Risk.  Securities in the utilities industry group can be very volatile and can be impacted significantly by supply and demand for services or fuel, government regulation, conservation programs, commodity price fluctuations and other factors. Government regulation of utility companies may limit those companies’ profits or the dividends they can pay to investors. In addition, utility companies may face regulatory restrictions with respect to expansion to new markets, limiting their growth potential. Technological developments may lead to increased competition, which could impact a company’s performance.
Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.  NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Shares from year to year; and (b) how the average annual total returns of the Fund’s Shares compare to those of the Fund’s Index, a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

	Returns	Quarter ended
Year-to-Date Return	-15.10%	September 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	1.94%	June 30, 2021
Worst Quarter Return	-3.65%	March 31, 2021

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Goldman Sachs Access U.S. Aggregate Bond ETF			9/9/2020
Returns Before Taxes	-1.98%	-1.26%
Returns After Taxes on Distributions	-2.35%	-1.39%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.17%	-0.93%
FTSE Goldman Sachs US Broad Bond Market Index	-1.88%	-1.04%

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Todd Henry, Vice President, has managed the Fund since April 2021; and David Westbrook, Vice President, has managed the Fund since September 2020.

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Buying and Selling Fund Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.gsamfunds.com.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

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